UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A/A
(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. 1 )

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Silver Falcon Mining, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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i

SILVER FALCON MINING, INC.

1001 3rd Ave., W.

BRADENTON, FL 34205

September 13, 2013

Dear Silver Falcon Mining, Inc. Shareholders,

You are receiving this information because two additional proposals have been added to this year’s proxy statement.

The following proposals:

- PROPOSAL FOUR: TO APPROVE, BY NON-BINDING VOTE, THE COMPENSATION OF EXECUTIVES

-PROPOSAL FIVE: ADVISORY VOTE ON THE FREQUENCY OF AN ADVISORY VOTE ON EXECUTIVE COMPENSATION

The “Revised Proxy Statement” which contains information on these two additional proposals can be viewed at  https://materials.proxyvote.com/82771R.

Please vote your proxy again with these additional proposals, and if you have any additional questions, contact Mr. Richard Kaiser, Investor Relations at 757-306-6090 and/or rich@yesinternational.com.

With Warmest Regards,

/s/

Pierre Quilliam

Chairman of the Board

==============================================================================================================================================================================

SILVER FALCON MINING, INC.

1001 3rd Ave., W.

BRADENTON, FL 34205

NOTICE OF 2013 ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON OCTOBER 4, 2013

Dear Silver Falcon Mining, Inc. Shareholders:

NOTICE IS HEREBY GIVEN that an annual meeting of shareholders of Silver Falcon Mining, Inc. will be held at our offices located at 14877 Silver City Road, Murphy, Idaho 83650, on Friday, October 4, 2013, at 1:00 p.m., Mountain time, for the purpose of considering and acting upon the following:

1.

To elect Pierre Quilliam, Allan Breitkreuz, Denise Quilliam, Christian Quilliam, Lewis Georges, Paul Parliament and Tom Ridenour to serve as directors;

2.

To consider a proposal to approve the Company’s 2012 Stock Option Plan;

3.

To approve the selection by our Board of W.T. Uniack & Co. CPA’s P.C. as our registered public accounting firm for the fiscal year ending December 31, 2013;

4.

To approve, by advisory vote, the compensation of our named executive officers as disclosed in the attached proxy statement;

5.

To approve the selection of three years as the preferred frequency with which to hold stockholder advisory votes to approve, on a non-binding, advisory basis of the compensation of the named executive officers; and

6.

To transact any other business that may properly be brought before the meeting or any adjournment thereof.

ONLY OWNERS OF RECORD OF THE COMPANY’S ISSUED AND OUTSTANDING COMMON STOCK AS OF THE CLOSE OF BUSINESS ON AUGUST 5, 2013 (THE “RECORD DATE”) WILL BE ENTITLED TO NOTICE OF AND TO VOTE AT THE ANNUAL MEETING.  EACH SHARE OF COMMON STOCK IS ENTITLED TO ONE VOTE.

 The Company’s Proxy Statement, which summarizes the items to be voted upon, is attached hereto. Financial and other information concerning the Company is contained in the Company’s Annual Report on Form 10-K/A for the fiscal year ended December 31, 2012.  We encourage you to read the Proxy Statement and Annual Report in their entirety.

By Order of the Board of Directors,

/s/ Pierre Quilliam
Chairman of the Board

Bradenton, FL

September 10, 2013

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND PROMPTLY MAIL IT IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES AT THE MEETING.  NO POSTAGE NEED BE AFFIXED IF THE PROXY CARD IS MAILED IN THE UNITED STATES.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON OCTOBER 4, 2013:

THE PROXY STATEMENT AND ANNUAL REPORT TO SECURITY HOLDERS ARE AVAILABLE AT HTTP://MATERIALS.PROXYVOTE.COM/82771R

SILVER FALCON MINING, INC.
1001 3rd Ave., W.
BRADENTON, FL 34205

PROXY STATEMENT

FOR 2013 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD OCTOBER 4, 2013

This Proxy Statement is being provided to you by Silver Falcon Mining, Inc.’s Board of Directors in connection with our 2013 Annual Meeting of Stockholders. The Annual Meeting will be held at 1:00 p.m. on Friday, October 4, 2013 at 14877 Silver City Road, Murphy, Idaho 83650, for the purposes set forth in the accompanying Notice of 2013 Annual Meeting of Stockholders and this Proxy Statement. We expect to mail this information to stockholders entitled to vote at the Annual Meeting on or about August 23, 2013.

PURPOSE OF MEETING

At the Annual Meeting, stockholders will be asked consider and act upon:

(1)

To elect Pierre Quilliam, Allan Breitkreuz, Denise Quilliam, Christian Quilliam, Lewis Georges, Paul Parliament and Thomas Ridenour to serve as directors;

(2)

To consider a proposal to approve the Company’s 2012 Stock Option Plan;

(3)

To approve the selection by our Board of W.T. Uniack & Co. CPA’s P.C. as our registered public accounting firm for the fiscal year ending December 31, 2013;

(4)

To approve, by advisory vote, the compensation of our named executive officers as disclosed in the attached proxy statement;

(5)

To approve the selection of three years as the preferred frequency with which to hold stockholder advisory votes to approve, on a non-binding, advisory basis of the compensation of the named executive officers; and

(6)

To transact any other business that may properly be brought before the meeting or any adjournment thereof.

The Board of Directors knows of no other business to be presented for consideration at the Annual Meeting. Each proposal is described in more detail in this Proxy Statement.

INFORMATION ABOUT THE ANNUAL MEETING, PROXIES AND VOTING QUESTIONS AND ANSWERS ABOUT THE MEETING AND THE PROPOSALS

Q: Why did I receive a notice in the mail regarding the Internet availability of proxy materials instead of a full set of printed proxy materials?

A: Under rules recently approved by the Securities Exchange Commission (“SEC”), the Company is now furnishing proxy materials on the Internet in addition to mailing paper copies of the materials to each shareholder of record. Instructions on how to access and review the proxy materials on the Internet can be found on the Proxy Card sent to shareholders of record and on the Notice of Internet Availability of Proxy Materials (the “Notice”) sent to shareholders who hold their shares in “street name” (i.e. in the name of a broker, bank or other record holder). The Notice will also include instructions for shareholders who hold their shares in street name on how to access the proxy card to vote over the internet. Voting over the Internet will not affect your right to vote in person if you decide to attend the Annual Meeting; however, if you wish to revoke your proxy, you must first notify the Corporate Secretary of your intent to vote in person, and vote your shares at the Annual Meeting.

On or about September 13, 2013, we will send all stockholders of record as of August 5, 2013 a Notice instructing them as to how to receive their proxy materials via the Internet this year. The amended proxy materials will be available on the Internet as of September 13, 2013.

Q: Who is soliciting proxies for the annual meeting?

A: Proxies are being solicited on behalf of the Board of Directors (which we sometimes refer to in this proxy statement as the Board).

Q: What is being voted on?

A: Our stockholders will vote on the following items at the annual meeting:

1.

The election of seven directors who have been nominated to serve on the Board.

2.

To consider a proposal to approve the Company’s 2012 Stock Option Plan;

3.

To consider a proposal to ratify the appointment of W.T. Uniack & Co. CPA’s P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2013;

4.

To approve, by advisory vote, the compensation of our named executive officers as disclosed in the attached proxy statement;

5.

To approve the selection of three years as the preferred frequency with which to hold stockholder advisory votes to approve, on a non-binding, advisory basis of the compensation of the named executive officers;

6.

To consider such other business as may properly come before the annual meeting.

Q: Who is entitled to vote?

A: Only stockholders of record as of the close of business on August 5, 2013 may vote at the annual meeting.

Q: How many votes do I have?

A: Each share of our common stock that you owned on the record date entitles you to one vote on each matter that is voted on.

Q: How many shares can vote?

A: On the record date, there were 1,160,313,291 shares of our Class A Common Stock outstanding and 21,253,180 shares of Class B Common Stock outstanding.  Holders of the outstanding shares of our Class A Common Stock on the record date will be entitled to one vote on each matter for each share held as of such date, and holders of the outstanding shares of our Class B Common Stock on the record date will be entitled to forty (40) votes on each matter for each share held as of such date.

Q: How does the Board recommend I vote on these proposals?

A: The Board recommends that you vote:

•

FOR the election of each nominee to serve as a director until the 2013 annual meeting of stockholders and until his or her successor is duly elected and qualified;

•

FOR the approval of the Company’s 2012 Stock Option Plan;

•

FOR the ratification of the appointment of W.T. Uniack & Co. CPA’s P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2013;

•

FOR the approval of the compensation of our named executive officers as disclosed in the attached proxy statement;

•

FOR the approval of three years as the preferred frequency with which to hold stockholder advisory votes to approve, on a non-binding, advisory basis of the compensation of the named executive officers.

Q: How do I vote?

A: The enclosed proxy card describes three ways to vote, in addition to attending the annual meeting and voting your shares in person. You can vote:

•

by telephone;

•

via the Internet; or

•

by completing, signing and returning a signed proxy card in the envelope provided.

If you vote by telephone or Internet, you do not need to return your proxy card.

Even if you plan to attend the annual meeting and vote in person, please complete, sign and return your proxy card or cast your vote by telephone or over the Internet as described on the enclosed proxy card. That way, if you plan to attend the annual meeting but are unable to do so for any reason, your shares will still be represented at the annual meeting.

If you later decide to attend the annual meeting and want to vote in person, you may do so. If your shares are registered in your name and you want to vote at the annual meeting, no additional forms will be required. If your shares are held for you in the name of a bank, broker, or other nominee holder, you will have to obtain a legal proxy from the nominee holder to vote your shares at the annual meeting, as described below.

Q: What if I hold my shares in a brokerage account?

A: If the shares you own are held in “street name” by a brokerage firm, your brokerage firm, as the record holder of your shares, is required to vote your shares according to your instructions. In order to vote your shares, you will need to follow the directions your brokerage firm provides you. Many brokers also offer the option of voting over the Internet or by telephone, instructions for which would be provided by your brokerage firm on your vote instruction form. Under the current rules, if you do not give instructions to your brokerage firm, it will still be able to vote your shares with respect to certain “discretionary” items, but will not be allowed to vote your shares with respect to certain “non-discretionary” items. The proposal to approve the ratification of W.T. Uniack & Co. CPA's P.C., as our independent registered public accounting firm (Proposal Three) is considered to be a discretionary item and your brokerage firm will be able to vote on that item even if it does not receive instructions from you, so long as it holds your shares in its name.

The Election of Directors (Proposal One), the proposal to approve our 2012 Stock Option Plan (Proposal Two), the proposal to approve our executive compensation (Proposal Four) and the proposal to approve three years as the preferred frequency with which to hold advisory votes on executive compensation (Proposal Five) are “non-discretionary” items. If you do not instruct your broker how to vote with respect to these items, your broker may not vote with respect to those proposals and those votes will be counted as “broker non-votes.” “Broker non-votes” are shares that are held in “street name” by a bank or brokerage firm that indicates on its proxy that it does not have or did not exercise discretionary authority to vote on a particular matter.

If your shares are held in street name, you must bring an account statement or letter from your bank or brokerage firm showing that you are the beneficial owner of the shares as of the record date (August 5, 2013) in order to be admitted to the meeting on October 4, 2013. To be able to vote your shares held in street name at the meeting, you will need to obtain a Proxy Card from the holder of record. We will be unable to accept a vote from you at the annual meeting without that Proxy Card from your holder of record.

If you and other residents at your mailing address own shares of our common stock in street name, your broker or bank may have notified you that your household will receive only one annual report and proxy statement for each company in which you hold stock through that broker or bank. This practice is known as “householding.” Unless you responded that you did not want to participate in householding, you were deemed to have consented to the process. Therefore, your broker or bank will send only one copy of our annual report and proxy statement to your address. Each stockholder in your household will continue to receive a separate voting instruction form.

If you would like to receive your own set of our annual report and proxy statement in the future, or if you share an address with another of our stockholders and together both of you would like to receive only a single set of our annual disclosure documents, please contact the company at Silver Falcon Mining, Inc., 1001 3rd Ave., W., Bradenton, Florida 34205 or call (941) 761-7819.  Be sure to provide your name, the name of your brokerage firm or bank, and your account number. The revocation of your consent to householding should be effective 30 days following receipt of your instructions.

If you did not receive an individual copy of this proxy statement or our annual report on Form 10-K/A for the fiscal year ended December 31, 2012, we will send a copy to you if you address a written request to Silver Falcon Mining, Inc., Attention: Investor Relations, 3419 Virginia Beach Boulevard, #252, Virginia Beach, Virginia 23452 or call (757) 306-6090.

Q: What if I sign and return my proxy card or voting instruction form but don’t specify how I want my votes to be cast?

A: If you sign and return your proxy card but do not mark any boxes showing how you wish to vote, the proxy designated on the card, Pierre Quilliam, our Chief Executive Officer, will vote your shares:

•

FOR the election of each nominee to serve as a director until the 2013 annual meeting of stockholders and until his or her successor is duly elected and qualified;

•

FOR the approval of the Company’s 2012 Stock Option Plan;

•

FOR the ratification of the appointment of W.T. Uniack & Co. CPA’s P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2013;

•

FOR the approval of the compensation of our named executive officers as disclosed in the attached proxy statement;

•

FOR the approval of three years as the preferred frequency with which to hold stockholder advisory votes to approve, on a non-binding, advisory basis of the compensation of the named executive officers;

•

in such individual’s discretion, on all other matters which might come before the annual meeting.

Q: What if I vote or return a proxy and later want to change my vote?

A: If your shares are registered in your name, you may change your vote at any time before the meeting in one of four ways. You may:

•

notify our Corporate Secretary in writing that you want to change your vote and specify the change;

•

vote in person at the annual meeting;

•

submit a proxy card dated later than your prior vote; or

•

re-vote by telephone or via the Internet.

You may send written notices to our Corporate Secretary at our offices at: 1001 3rd Ave., W., Bradenton, Florida 34205, Attention: Corporate Secretary, Fax: (941) 761-7848.

Please note that if you hold your shares through a bank, broker, or other nominee holder and you wish to change your vote, you must deliver your change to that nominee. Remember that if a nominee holds your shares for you and you wish to vote in person at the annual meeting, you must obtain a Proxy Card from that nominee authorizing you to vote at the annual meeting. We will be unable to accept a vote from you at the annual meeting without that Proxy Card.

Q: Can I revoke my proxy after I return it?

A: Yes. You can revoke your proxy at any time before the annual meeting by sending a written revocation or a later dated proxy to our Corporate Secretary at the address specified above.

Establishing a Quorum and Votes Required

Q: What is a quorum?

A: A quorum is the number of shares of capital stock of a corporation that must be represented in person or by proxy in order to transact business. For each of the proposals to be presented at the meeting, Delaware law generally requires that a majority of the outstanding shares of our capital stock entitled to vote must be represented in person or by proxy. That means that a quorum will consist of one-half of the total possible votes of shares of stock issued and outstanding on August 5, 2013, the Record Date, or Class A and/or Class B Shares that hold a total of        1,005,220,246 votes. Shares of stock represented in person or by proxy (including “broker non-votes” and shares that abstain or do not vote with respect to a particular proposal to be voted upon) will be counted for the purpose of determining whether a quorum exists at the meeting for that proposal. If a quorum is not present, the meeting will be adjourned until a quorum is obtained.

Q: What happens if I abstain from voting or do not give voting instructions to my broker?

A: If you submit a properly executed proxy, your shares will be counted in determining whether a quorum is present, even if you abstain from voting or withhold authority to vote on a particular proposal. If you abstain from voting or withhold authority to vote in the election of directors, doing so will have no effect on the election, because the seven nominees who receive the greatest number of votes, regardless of the actual number of votes cast, will be elected as directors.

Q: What is a “broker non-vote” and how are they counted?

A: A so-called “broker non-vote” occurs when banks, brokers or other nominee holders return a valid proxy but do not vote on a particular proposal because they do not have discretionary authority to vote on the matter or have not received specific voting instructions from the stockholder for whom they are holding shares.

On certain “routine” matters (such as ratification of the appointment of an independent registered accounting firm) a broker or other nominee holder has discretionary voting power to vote the shares on the stockholder’s behalf without receiving instructions. However, nominee holders do not have discretionary authority to vote on “non-routine” matters (such as election of directors approval of our 2012 Stock Option Plan, approval of executive compensation, and approval of three years as the preferred frequency to hold advisory votes on executive compensation) and therefore cannot vote without receiving specific voting instructions.

If a broker fails to return a valid proxy, the votes represented by that proxy are not counted in determining whether a quorum is present, nor do those shares affect any proposals requiring a percentage of the votes cast or a specific percentage of the shares present and authorized to be cast. If the broker returns a valid proxy without marking a vote or abstaining, the votes represented by the proxy will be counted in determining whether a quorum is present and any designated proxies named in the card would be entitled to exercise discretionary voting power if the proxy card so provides. The proxy card for the annual meeting grants such discretionary voting power to Pierre Quilliam, our Chief Executive Officer. If the broker returns a proxy after crossing out a “non-routine” proposal as to which the broker cannot exercise discretionary voting power and has not received voting instructions, the shares represented by the proxy will be counted in determining whether a quorum is present but will not be counted as shares entitled to vote on the proposal. Therefore, broker non-votes on any “non-routine” matters would have the effect of reducing the number of shares necessary to constitute a majority of the shares present and entitled to vote on the proposal, but otherwise would not be counted as votes either for or against the proposal.

Q: What vote is required to elect directors?

A: Assuming a quorum is present at the annual meeting, the seven nominees who receive the highest number of votes will be elected as directors. Abstentions and instructions withholding authority to vote for one or more nominees will result in those nominees receiving fewer votes, but will not count as votes against a nominee.  The election of directors is a “non-routine” matter. Therefore, if you do not instruct your broker how to vote with respect to the election of directors, your broker may not vote with respect to this proposal and those votes will be deemed broker non-votes. Broker non-votes are not counted for the purpose of determining whether directors are elected, and therefore will not have the effect of a negative vote with respect to the election of directors.

Q: What vote is required to approve our 2012 Stock Option Plan?

A: A vote to approve our 2012 Stock Option Plan will require an affirmative vote of a majority of votes that are present in person or represented by proxy and entitled to vote at the annual meeting. Abstentions will be considered shares entitled to vote in the tabulation of votes cast on this proposal, and will have the same effect as negative votes. Because the approval of our 2012 Stock Option Plan is a non-discretionary matter, shares as to which a broker non-vote occurs are considered present for purposes of determining whether a quorum exists, but are not considered "votes cast" or shares "entitled to vote" with respect to such matter.

Q: What vote is required to approve our executive compensation?

A: A vote to approve our executive compensation will require an affirmative vote of a majority of votes that are present in person or represented by proxy and entitled to vote at the annual meeting. Abstentions will be considered shares entitled to vote in the tabulation of votes cast on this proposal, and will have the same effect as negative votes. Because the approval of our executive compensation is a non-discretionary matter, shares as to which a broker non-vote occurs are considered present for purposes of determining whether a quorum exists, but are not considered "votes cast" or shares "entitled to vote" with respect to such matter.

Q: What vote is required to approve three years as our preferred frequency for holding advisory votes on our executive compensation?

A: A vote to approve three years as our preferred frequency for holding advisory votes on our executive compensation will require an affirmative vote of a majority of votes that are present in person or represented by proxy and entitled to vote at the annual meeting. Abstentions will be considered shares entitled to vote in the tabulation of votes cast on this proposal, and will have the same effect as negative votes. Because the approval of three years as our preferred frequency for holding advisory votes on our executive compensation is a non-discretionary matter, shares as to which a broker non-vote occurs are considered present for purposes of determining whether a quorum exists, but are not considered "votes cast" or shares "entitled to vote" with respect to such matter.

Q: What vote is required to ratify W.T. Uniack & Co. CPA's P.C. as our independent registered public accounting firm?

A: Ratification of the appointment of W.T. Uniack & Co. CPA's P.C. as our independent registered public accounting firm will require an affirmative vote of a majority of votes that are present in person or represented by proxy and entitled to vote at the annual meeting. Abstentions will be considered shares entitled to vote in the tabulation of votes cast on this proposal, and will have the same effect as negative votes. Because the ratification of the independent registered public accounting firm is a discretionary matter, broker non-votes may result in a vote for this item.

Q: Who will count the votes?

A: A duly sworn representative of Investment Law Group of Davis Gillett Mottern & Sims, LLC will count the votes and act as the inspector of elections at the meeting.

Q: What does it mean if I get more than one proxy card?

A: Your shares may be registered under more than one name, address or account. If so, you will need to return each proxy card or voting instruction form you receive (or vote by telephone or over the Internet) by following the instructions on the card in order to ensure that all of your shares, however held, are voted. We encourage you to have all accounts registered in the exact same name and address (whenever possible). Registered stockholders may obtain information about how to do this by contacting Jason Bogutski, our transfer agent, at:

Signature Stock Transfer, Inc.

2632 Coachlight Court

Plano, Texas 75093

Phone: 972-612-4120

Fax: 972-612-4122

If you provide Jason Bogutski with photocopies of the proxy cards that you receive or with the account numbers that appear on the proxy cards, combining your accounts and share holdings will be easier to accomplish.

Q: Are there any expenses associated with soliciting proxies for the annual meeting?

A: Yes. We will bear the expense of soliciting proxies for the annual meeting and will reimburse brokerage firms and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and other materials to our stockholders. We do not anticipate hiring an agency to solicit votes at this time. Our officers and other employees may solicit proxies in person or by telephone, although there are no contracts or arrangements to do so. Any such officers or other employees will receive no special compensation for soliciting proxies.

Q: What is a stockholder proposal?

A: A stockholder proposal is a recommendation or requirement from a stockholder that we or the Board take action on a matter that the stockholder intends to present at a meeting of stockholders. However, under applicable Securities and Exchange Commission, or SEC, rules, we have the ability to exclude certain matters proposed, including those that deal with matters relating to our ordinary business operations.

Q: Can anyone submit a stockholder proposal?

A: To be eligible to submit a proposal, you must have continuously held at least $2,000 in market value, or 1% of our common stock, for at least one year by the date you submit your proposal. You also must continue to hold those securities through the date of the meeting.

Q: If I wish to submit a stockholder proposal for the 2013 annual meeting of stockholders, what action must I take?

A: If you wish us to consider including a stockholder proposal in the proxy statement and form of proxy for the 2013 annual meeting of stockholders, you must submit the proposal, in writing, so that our Corporate Secretary receives it no later than April 11, 2013 (which is 120 calendar days before the anniversary of the date of this proxy statement) in order to be included in the proxy statement and form of proxy relating to that meeting. In addition, the proposal must meet the requirements for stockholder proposals established by the SEC.

Send your proposal to:

Silver Falcon Mining, Inc.
1001 3rd Ave., W.
Bradenton, Florida 34205
Attention: Corporate Secretary

PROPOSALS

PROPOSAL ONE: ELECTION OF DIRECTORS

(Item 1 on Proxy Card)

Our bylaws provide that the Board shall consist of one or more members, as determined from time to time by resolution of the Board.  The Board has set the number of directors at seven.  The Board presently consists of seven directors. Directors are elected annually and serve a one-year term. On the recommendation of the Boart, the Board has nominated all of its current directors, Pierre Quilliam, Allan Breitkreuz, Denise Quilliam, Christian Quilliam, Lewis Georges, Paul Parliament and Thomas Ridenour, for re-election at the annual meeting.  Paul Parliament was originally appointed to fill a vacancy on the Board in 2012 and has never been elected at an annual meeting of stockholders.  The other nominees have been elected at one or more prior annual meetings.

You will find detailed information on each nominee below. Each nominee has consented to act as a director if elected. If any director nominee is unable to stand for election at the annual meeting, the Board may reduce its size or designate a substitute.  If the Board designates a substitute, proxies voted for the original director candidate will be cast for the substituted candidate. Proxies may not be voted for more than the seven nominees named.

Information with respect to the number of shares of common stock beneficially owned by each director, directly or indirectly, as of August 5, 2013, appears below under the heading “Security Ownership of Certain Beneficial Owners and Management.”

The Board recommends a vote FOR the election of each nominee. The nine nominees who receive the highest number of affirmative votes will be elected as directors.

Nominees for Director

Name	Age	Primary Occupation	Director Since
Pierre Quilliam	75	Chief Executive Officer of Goldcorp Holdings Co. and Silver Falcon Mining, Inc.	2003
Allan Breitkreuz	46	Executive Vice President of Finance of Goldcorp Holdings Co. and Silver Falcon Mining, Inc.	2005
Christian Quilliam	50	Chief Operating Officer of Silver Falcon Mining, Inc.	2009
Denise Quilliam	75	Secretary/Director of Silver Falcon Mining, Inc.	2007
Lewis Georges	60	Vice President of Investments of Davenport & Company, LLC	2010
Thomas Ridenour	52	Chief Financial Officer and Director	2011
Paul Parliament	47	President of The Parliament Corporation	2012

The biographies of each of the nominees below contain certain biographical information, including each nominee’s specific experience, qualifications, attributes and skills which led us to the conclusion that such nominee is well-qualified to serve on our Board.

Pierre Quilliam has served as our chief executive officer and a member of our board since our formation on October 15, 2007.  Prior to that, Mr. Quilliam was a board member and chief financial officer of Dicut, our former corporate parent from 2001 to January 2006, and chairman and chief executive officer of Dicut from January 2006 to October 2007.  In addition to his services as our office and director, Mr. Quilliam has been a director and officer of GoldLand since November 2003.  From 1975 to 1980, Mr. Quilliam established and operated Outico, Ltd., a reseller of industrial tools and equipment.  From 1980 to the present, Mr. Quilliam has established and managed numerous companies in various capacities, including finance, consulting, accounting and management.

Allan Breitkreuz has served as our vice president and a member of our board since November 1, 2008.  In addition to his services as our officer and director, Mr. Breitkreuz has been a director of GoldLand since 2005, and its Vice President of Finance and Development since September 9, 2006.  From 2002 to 2008, Mr. Breitkreuz was an officer and director of Warner International Networks and Extend a Pop, which provided dial up internet access. Mr. Breitkreuz majored in commercial and business financial administration at Brock University in Ontario, Canada, but did not receive a degree.

Denise Quilliam has served as a member of our board since October 30, 2007.  On July 1, 2009, Ms. Quilliam became our corporate secretary.  In addition to her services as an officer and director, Ms. Quilliam has been an office and director of GoldLand since October 30, 2007.  Other than her employment with us, Ms. Quilliam serves as a director of four private Canadian companies involved in real estate and finance, but has otherwise not been employed during the last five years. Ms. Quilliam received a B.S. degree in Teaching from the Ignace Bourget College in Quebec in 1957.

Christian Quilliam has served as a member of our board since August 24, 2009, and as our chief operating officer since April 2010. In addition to his services as an officer and director, Mr. Quilliam has been a director of GoldLand since September 2010, and its chief operating officer since April 2010. Mr. Quilliam holds a master’s degree in digital music from McGill University in Montreal and brings extensive experience into the management and development of small cap companies.  Mr. Quilliam presently owned Q-Prompt, Inc., a teleprompting company which serviced large corporations’ needs during presentations. On July 21, 2006, the United States District Court for the Northern District of Illinois entered a Stipulated Final Judgment and Order for Permanent Injunction and Other Equitable Relief against Mr. Quilliam, and 25 corporate entities and five other individuals, in an action styled Federal Trade Commission v. STF Group, Inc., et al., Case No. 03-C-0977. The action involved allegations that the defendants violated the Federal Trade Commission Act and the Telemarketing and Consumer Fraud and Abuse Prevention Act in the manner in which they marketed healthcare savings plans. Under the Stipulated Final Judgment, the defendants cumulatively paid a monetary settlement of $200,000 and agreed to a permanent injunction against the conduct alleged in the complaint.

Lewis Georges has been a member of our board since July 2010.  Mr. Georges has over 31 years combined experience in both the investment and commercial real-estate industries. He is an Executive Vice-president of Investments for Davenport & Company, LLC, where he actively manages millions of dollars for individuals, corporations, non-profit organizations and 401(K) retirement plans. He is the main principal of a real estate development company where he owns and rents commercial real-estate space. He has strong business acumen and experiences and has been actively involved in numerous non-profit charities in the Norfolk, Virginia area.  Mr. Georges received a B.S. in Management from Virginia Commonwealth University and maintains a Series 7 Broker’s license with FINRA (Financial Industry Regulatory Authority).

Thomas Ridenour has been our Chief Financial Officer since June 2010 and a director since October 16, 2011.  Mr. Ridenour has been a principal of Ridenour and Associates, LLC, an accounting consulting firm providing CFO services to small public and private companies, since 2002.  From 2000 to 2002, Mr. Ridenour served as Senior Vice President and Chief Financial Officer of HealthWatch, Inc., a software technology company.  Prior to joining HealthWatch, Mr. Ridenour served as Senior Vice President and Chief Financial Officer of Nationwide Credit, Inc., a receivables management company, from 1998 to 2000. From 1983 to 1998, Mr. Ridenour served in various financial management roles at American Security Group, a financial services company, Primerica Financial Services, Inc., a financial services company, and Southmark Corporation, a real estate service and development company.  Mr. Ridenour is a CPA and holds a B.S. Accounting degree from the University of South Carolina.

Paul Parliament has been a member of our board since October 2012. For the last five years, Mr. Parliament has served as president of The Parliament Corporation and The Parliament Apartment Corporation, which is in the real estate business. Mr. Parliament has 28+ years as a successful real estate developer, and as President of “Marsadi Layne Properties, Inc.,” “The Parliament Corporation,” “P.D.P Developments, Inc.,” and “The Parliament Apartment Corporation,” Mr. Parliament has a vast knowledge of property acquisitions, corporate finance, planning, permitting, staffing, and management.

Mr. and Ms. Quilliam are married to each other.

Mr. Christian Quilliam is the son of Mr. and Mrs. Quilliam.

Corporate Governance

Our Board believes that good corporate governance is important to ensure that our company is managed for the long-term benefit of our shareholders.  This section describes key practices that our Board has adopted.

Board Determination of Independence

Our common stock is currently quoted on the OTCBB.  Since the OTCBB does not have its own rules for director independence, we use the definition of independence established by the NYSE Amex (formerly the American Stock Exchange).  Under applicable NYSE Amex rules, a director will only qualify as an “independent director” if, in the opinion of our Board, that person does not have a relationship which would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Of the seven nominees, we believe that only Lewis Georges and Paul Parliament qualify as an “independent director” as defined by NYSE Amex rules.

Board Meetings and Attendance

Our Board held four meetings by board consent during the fiscal year ended December 31, 2012. During this period all of the then directors of the Company attended at least 75% of the total number of meetings of the Board and any committee of which they were a member.  We do not have a policy regarding director attendance at our annual meetings.

Board Committees

We do not have an audit or a nominating committee.  We intend, however, to establish an audit committee of our Board of Directors in the future, once we have independent directors. We envision that the audit committee will be primarily responsible for reviewing the services performed by our independent auditor, evaluating our accounting policies and our system of internal controls. We have a compensation committee consisting of Lewis Georges, Tom Ridenour and Chris Quilliam that is primarily responsible for reviewing and approving our salary and benefits policies (including stock options) and other compensation of our executive officers.  We also have an advisory committee which reviews our activities and advises the board on operational matters.

We do not have an audit committee financial expert on our Board.

Stockholder Communications with the Board

Stockholders may send correspondence to the Board c/o Corporate Secretary at 1001 3rd Ave., W., Bradenton, Florida 34205.  The Corporate Secretary will review all correspondence addressed to the Board, or any individual Board member, for any inappropriate correspondence and correspondence more suitably directed to management. The Corporate Secretary will summarize all correspondence not forwarded to the Board and make the correspondence available to the Board for its review at the Board’s request. The Corporate Secretary will forward stockholder communications to the Board prior to the next regularly scheduled meeting of the Board following the receipt of the communication as appropriate.

Board Structure

Our Board has not chosen to separate the positions of Chief Executive Officer and Chairman of the Board in recognition of the fact that our operations are sufficiently limited that such separation would not serve any useful purpose.  Our Chairman and Chief Executive Officer is responsible for setting the strategic direction for our company and for the day-to-day leadership of our company, as well as setting the agenda for Board meetings and presiding over meetings of the full Board.

Role of Board in Risk Oversight Process

Management is responsible for the day-to-day management of risk and for identifying our risk exposures and communicating such exposures to our Board. Our Board is responsible for designing, implementing and overseeing our risk management processes. The Board does not have a standing risk management committee, but administers this function directly through the Board as a whole, as well as through committees of the Board.  The whole Board considers strategic risks and opportunities and receives reports from its officers regarding risk oversight in their areas of responsibility as necessary. We believe our Board’s leadership structure facilitates the division of risk management oversight responsibilities among the committees and enhances the Board’s efficiency in fulfilling its oversight function with respect to different areas of our business risks and our risk mitigation practices.

Director Nomination Process

 The process followed by our Board to identify and evaluate director candidates includes requests to members of our Board and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates and interviews of selected candidates by members of the nominating and corporate governance committee and the Board.

 In considering whether to recommend any particular candidate for inclusion in the slate of recommended director nominees, our Board considers the following criteria:

•

integrity;

•

business acumen;

•

knowledge of our business and industry;

•

experience;

•

diligence;

•

conflicts of interest; and

•

the ability to act in the interests of all shareholders.

The director biographies above indicate each nominee’s experience, qualifications, attributes and skills that led our Board to conclude he should continue to serve as a director.  Our Board believes that each of the nominees has the individual attributes and characteristics required of each of our directors, and the nominees as a group possess the skill sets and specific experience desired of our Board as a whole.

The Board does not assign specific weights to particular criteria and no particular criterion is a prerequisite for each prospective nominee. Our Board believes that the backgrounds and qualifications of our directors, considered as a group, should provide a composite mix of experience, knowledge and abilities that will allow it to fulfill its responsibilities.

Our Board does not have a formal policy with respect to diversity, but believes that our Board, taken as a whole, should embody a diverse set of skills, experiences and backgrounds.

Our Board does not have a formal policy with regard to the consideration of director candidates recommended by shareholders. The Board does not feel a formal policy is necessary, as the Board will consider director nominees recommended by shareholders. The names of any nominees should be addressed to the Board, c/o Secretary, Silver Falcon Mining, Inc., 1001 3rd Ave., W., Bradenton, Florida 34205. No shareholder has submitted names of director nominees for consideration at the meeting.

Executive Compensation

Summary Compensation Table

The following table sets forth the compensation earned by our named Executive Officers during the last three fiscal years and other officers who received compensation in excess of $100,000 during any of the last three fiscal years. In accordance with Item 402(a)(5), we have omitted certain columns from the table required by Item 402(c).

Summary Compensation Table

Name and Principal Position	Year	Salary $ (1)	Bonus $ (2)	Stock Awards $ (3)	Option Awards $ (4)	All Other Compensation $ (1) (5)	Total $

Pierre Quilliam, Chairman and CEO	2012 2011	$ 325,000 $ 250,000	$ 113,750 $ 121,013	$ 310,000 $ 316,000	$ 143,961 $ 155,139	$ 232,908 $ 133,667	$ 1,125,619 $ 975,819

Allan Breitkreuz, Vice President - Finance and Director	2012	$ 115,000	$ 40,250	$ --	$ 143,961	$ 69,433	$ 368,644

Christian Quilliam, COO and Director	2012 2011	$ 225,000 $ 195,000	$ 78,750 $ 94,390	$ 210,000 $ 216,000	$ 143,961 $ 155,139	$ 133,020 $ 76,535	$ 790,731 $ 737,063

Thomas C. Ridenour, CFO and Director	2012 2011	$ 225,000 $ 195,000	$ 78,750 $ 98,485	$ 210,000 $ 216,000	$ 143,961 $ 155,139	$ 796,008 $ 130,092	$ 1,453,719 $ 794,716

Pascale Tutt, Vice President-Corporate Development	2012	$ 126,500	$ 44,275	$ --	$ 71,981	$ 31,815	$ 274,571

(1)

The salary for each named executive is based on the amount of salary payable for 2012 under employment agreements dated January 1, 2012.  The salary for Pierre Quilliam and Thomas C. Ridenour were paid by multiple issuances of shares of Class A Common Stock totaling 13,956,429 shares and 10,047,857 shares, respectively.  The shares were valued at $488,475 and $351,675, respectively.  Christian Quilliam received half salary in cash and half in multiple issuances of shares of Class A Common Stock totaling 4,831,071 shares valued at $169,087.  Pascale Tutt received half salary in cash and half in multiple issuances of shares of Class A Common Stock totaling 2,716,136 shares valued at $95,065. The board granted each executive additional shares of Class A Common Stock as compensation for the fact that the executive was not being paid in cash as required by his/her employment agreement and the executive’s commitment to pay any taxes associated with the portion of the salary paid in shares of Class A Common Stock.  To the extent an executive was issued shares of Class A Common Stock in excess of the amount due the executive for salary, the excess is reported in “All Other Compensation.”

The salary for each named executive is based on the amount of salary payable for 2011 under employment agreements dated January 1, 2011.  The salary for Pierre Quilliam, Denise Quilliam and Thomas Ridenour was paid by multiple issuances of shares of Class A Common Stock totaling 5,828,178 shares, 2,315,767 shares and 4,798,544 shares, respectively.  The shares were valued at $353,267, $134,240 and $289,692, respectively.  Christian Quilliam received half salary in cash and half in multiple issuances of shares of Class A Common Stock totaling 2,288,354 shares valued at $138,635. The board granted each executive additional shares of Class A Common Stock as compensation for the fact that the executive was not being paid in cash as required by his/her employment agreement and the executive’s commitment to pay any taxes associated with the portion of the salary paid in shares of Class A Common Stock.  To the extent an executive was issued shares of Class A Common Stock in excess of the amount due the executive for salary, the excess is reported in “All Other Compensation.”

(2)

The bonus paid in 2012 for each named executive was paid by the issuance of shares of restricted Class A Common Stock in the following amounts:  Pierre Quilliam, 7,583,334 shares; Thomas C. Ridenour, 5,250,000 shares; Allan Breitkreuz, 2,683,333 shares; Pascale Tutt, 2,951,667 shares; and Christian Quilliam, 5,250,000 shares.  All shares were valued at $0.015 per share, which was the market price on the date of issuance.

The bonus paid in 2011 for each named executive was paid by the issuance of shares of restricted Class A Common Stock in the following amounts:  Pierre Quilliam, 2,951,524 shares; Denise Quilliam, 1,121,579 shares; Thomas C. Ridenour, 2,402,067 shares; and Christian Quilliam, 2,302,189 shares.  All shares were valued at $0.041 per share, which was the market price on the date of issuance.

(3)

In 2012, the board approved stock grants of shares of Class A Common Stock for Pierre Quilliam, Christian Quilliam and Thomas C. Ridenour of 8,857,143 shares, 6,000,000 shares, and 6,000,000 shares, respectively.  All shares were valued at $0.035 per share, which was the market price on the date of issuance.  All shares were granted as deferred compensation subject to a one year vesting requirement.

In 2011, the board approved stock grants of shares of Class A Common Stock for Pierre Quilliam, Denise Quilliam, Christian Quilliam and Thomas C. Ridenour of 7,707,317 shares, 1,000,000 shares, 5,268,293 shares, and 5,268,293 shares, respectively.  All shares were valued at $0.041 per share, which was the market price on the date of issuance.  All shares were granted as deferred compensation subject to a one year vesting requirement.

(4)

The option awards to Pierre Quilliam, Allan Breitkreuz, Pascale Tutt, Christian Quilliam and Thomas C. Ridenour for 2012 consisted of 10,000,000, 10,000,000, 5,000,000, 10,000,000 and 10,000,000 options to purchase Class A Common Stock, respectively.  The options have an exercise price of $0.017 per share, a ten year term, and are subject to a one year vesting period.  The option awards to Pierre Quilliam, Denise Quilliam, Christian Quilliam and Thomas C. Ridenour for 2011 consisted of 10,000,000, 5,000,000, 10,000,000 and 10,000,000 options to purchase Class A Common Stock, respectively.  The options have an exercise price of $0.041 per share, a ten year term, and are subject to a one year vesting period.

The option awards to Pierre Quilliam, Denise Quilliam, Christian Quilliam and Thomas C. Ridenour for 2011 consisted of 10,000,000, 5,000,000, 10,000,000 and 10,000,000 options to purchase Class A Common Stock, respectively.  The options have an exercise price of $0.041 per share, a ten year term, and are subject to a one year vesting period.  The option awards to Pierre Quilliam, Denise Quilliam, Christian Quilliam and Thomas C. Ridenour for 2010 consisted of 2,000,000, 500,000, 3,000,000 and 3,000,000 options to purchase Class A Common Stock, respectively.  The options have an exercise price of $0.20 per share, a ten year term, and are subject to a one year vesting period.

(5)

In addition to the amounts included in “All Other Compensation” described in paragraph 1 above, “All Other Compensation” in 2012 also includes 2,188,867, 2,188,867, 2,655,533 and 2,655,533 shares of Class A Common Stock issued to Pierre Quilliam, Allan Breitkreuz, Christian Quilliam and Thomas C. Ridenour, respectively, for serving on the board of directors.  All shares were valued at $0.015 per share, which was the market price on the date of issuance.  Also, 1,500,000, 1,500,000, 1,500,000 and 1,500,000 shares of Class B Common Stock were issued to Pierre Quilliam, Allan Breitkreuz, Christian Quilliam and Thomas C. Ridenour, respectively. All shares were valued at $0.0244 per share, which was the market price on the date of issuance.

In addition to the amounts included in “All Other Compensation” described in paragraph 1 above, “All Other Compensation” in 2011 also includes 741,463, 741,463, 863,414 and 863,414 shares of Class A Common Stock issued to Pierre Quilliam, Denise Quilliam, Christian Quilliam and Thomas C. Ridenour, respectively, for serving on the board of directors.  All shares were valued at $0.041 per share, which was the market price on the date of issuance.

(6)

The value of stock and options reported for each named executive is the amount recognized for financial statement reporting purposes with respect to the fiscal year in accordance with ASC Topic 718.

We did not reprice any options or stock appreciation rights during the last fiscal year.

Outstanding Equity Awards at Fiscal Year-End

	Option Awards					Stock Awards
Name (a)	Number of Securities Underlying Unexercised options (#) (b)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#) (c)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#) (d)	Option Exercise Price ($) (e)	Option Expiration Date ($) (f)	Number of Shares or Units of Stock that have not Vested (#) (g)	Market Value of Shares of Units of Stock that Have not Vested ($) (h)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that have not Vested (#) (i)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or other Rights that have not Vested ($) (j)
Pierre Quilliam	2,000,000 10,000,000 - --	-- -- 10,000,000* --	-- -- -- --	0.20 0.041 0.017 --	10/19/2020 12/30/2021 12/10/2022 --	-- -- -- 8,857,143**	-- -- -- 177,143	-- -- -- --	-- -- -- --

Allan Breitkreuz	3,000,000 10,000,000 --	-- -- 10,000,000* --	-- -- --	0.20 0.041 0.017	10/19/2020 12/30/2021 12/10/2022	-- -- -- --	-- -- -- --	-- -- -- --	-- -- -- --

Pascale Tutt	1,000,000 5,000,000 --	-- 5,000,000* --	-- -- --	0.20 0.041 0.017	10/19/2020 12/30/2021 12/10/2022	-- -- -- --	-- -- -- --	-- -- -- --	-- -- -- --

Christian Quilliam	3,000,000 10,000,000 --	-- -- 10,000,000* --	-- -- --	0.20 0.041 0.017	10/19/2020 12/30/2021 12/10/2022	-- -- -- 6,000,000**	-- -- -- 120,000	-- -- -- --	-- -- -- --

Thomas C. Ridenour	3,000,000 10,000,000 --	-- 10,000,000* --	-- -- --	0.20 0.041 0.017	10/19/2020 12/30/2021 12/10/2022	-- -- -- 6,000,000**	-- -- 120,000	-- -- -- --	-- -- -- --

*The options vest one year from the date of issuance, or on December 10, 2013.

**The stock grants vest one year from the date of issuance of the shares, or on January 3, 2013. The market value of the shares is based on a closing price of $0.02 per share on December 31, 2012.

Employment Agreements

We currently have no employment agreements with our officers.

Director Compensation

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)

Denise Quilliam (1)	-	69,433	71,981	-	-	-	141,414
Lewis Georges (2)	-	76,433	71,981	-	-	-	148,414
Paul Parliament (3)	-	39,360	-	-	-	-	39,360

(1)

Ms. Quilliam’s stock award consists of 2,188,867 shares of Class A Common Stock valued at $0.015 per share that were issued as compensation for serving on the board of directors.  In addition, 1,500,000 shares of Class B Common Stock valued at $0.0244 per share were issued to Ms. Quilliam.  Ms. Quilliam’s option award consists of options to purchase 5,000,000 shares of Class A Common Stock at $0.017 per share.  The options have a term of 10 years, and are subject to a one year vesting requirement.

(2)

Mr. Georges’ stock award consists of 2,655,533 shares of Class A Common Stock valued at $0.015 per share that were issued as compensation for serving on the board of directors.  In addition, 1,500,000 shares of Class B Common Stock valued at $0.0244 per share were issued to Mr. Georges.  Mr. Georges’ option award consists of options to purchase 5,000,000 shares of Class A Common Stock at $0.017 per share.  The options have a term of 10 years, and are subject to a one year vesting requirement.

(3)

Mr. Parliament’s stock award consists of 184,000 shares of Class A Common Stock valued at $0.015 per share that were issued as compensation for serving on the board of directors. In addition, 1,500,000 shares of Class B Common Stock valued at $0.0244 per share were issued to Mr. Parliament.

(4)

All amounts reported for each director are the amounts recognized for financial statement reporting purposes with respect to the fiscal year in accordance with ASC Topic 718.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information, as of August 5, 2013, with respect to the beneficial ownership of our common stock by (i) all of our directors, (ii) each of our executive officers named in the Summary Compensation Table, (iii) all of our directors and named executive officers as a group, and (iv) all persons known to us to be the beneficial owner of more than five percent (5%) of any class of our voting securities.

	Class A Shares		Class B Shares		Total Votes
Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class (1)	Amount and Nature of Beneficial Ownership	Percent of Class (1)	Aggregate No. of Votes (1)	% of Total Votes (1)
New Vision Financial, Ltd. (2) Akara Bldg 24 De Castro Street Wickhams Cay British Virgin Islands	74,765,711	6.4%	5,387,761	25.4%	278,548,750	13.9%

Denise Quilliam (3)(4)(12)	22,651,932	1.9%	4,719,044	22.2%	205,913,692	10.2%

Christian Quilliam (5)(12)	74,165,509	6.3%	3,246,875	15.3%	191,040,509	9.5%

Paul Parliament (6)(12)	99,451,563	8.6%	1,500,000	7.1%	159,451,563	7.8%

Pierre Quilliam (3)(7)(12)	108,040,491	9.2%	1,519,500	7.2%	156,820,491	7.8%

Thomas C. Ridenour (8)(12)	104,172,278	8.9%	1,500,000	7.1%	151,172,278	7.5%

Allan Breitkreuz (9)(12)	27,970,182	2.4%	1,500,000	7.1%	74,970,182	3.7%

Lewis Georges (10)(12)	9,540,847	0.8%	1,500,000	7.1%	63,540,847	3.2%

All Officers and Directors as a Group	445,992,802	38.1%	15,485,419	72.9%	1,002,909,562	49.6%

(1)

Based upon 1,160,313,291 shares of Class A Common Stock issued and outstanding as of August 5, 2013, each of which is entitled to one vote per share, and 21,253,180 shares of Class B Common Stock issued and outstanding as of August 5, 2013, each of which is entitled to forty (40) votes per share. The percent of total votes is calculated based on ownership as of the record date of August 5, 2013 without including any shares which the person has the right to acquire as of such date under outstanding options or convertible notes.

(2)

New Vision Financial, Ltd.’s shares include 63,038,310 shares of Class A Common Stock owned outright, as well as 11,727,401 shares of Class A Common Stock which it has the present right to acquire under notes which are convertible into common stock at its election.  The notes have an aggregate principal amount of $395,000, and accrued interest of $40,208, and are convertible at various prices based on the market value of the Class A Common Stock on the date of issuance.

(3)

Pierre Quilliam and Denise Quilliam are married.

(4)

Denise Quilliam’s ownership of Class A Common Stock consists of 16,681,932 shares owned outright, 470,000 shares owned by 87807 Canada and 500,000 and 5,000,000 shares issuable pursuant to options that are immediately exercisable, have an exercise price of $0.20 per share and $0.041 per share and expire October 19, 2020 and December 30, 2021, respectively.  Ms. Quilliam’s ownership does not include 5,000,000 shares which she has the right to acquire under options that have not vested yet.

(5)

Christian Quilliam’s ownership of Class A Common Stock consists of 60,072,825 shares owned outright, 1,092,434 shares owned by Q-Prompt, Inc., a corporation owned by Mr. Quilliam, 250 shares owned by Mr. Quilliam’s Spouse and 3,000,000 and 10,000,000 shares issuable pursuant to options that are immediately exercisable, have an exercise price of $0.20 and $0.041 per share and expire October 19, 2020 and December 30, 2021, respectively.    Mr. Quilliam’s ownership does not include 10,000,000 shares which he has the right to acquire under options that have not vested yet.

(6)

Mr. Parliament’s ownership of Class A Common Stock consists of 8,458,081 shares owned outright and 90,993,482 shares owned by The Parliament Corporation, a company owned by Mr. Parliament.

(7)

Pierre Quilliam’s ownership of Class A Common Stock consists of 95,839,399 shares owned outright, 201,092 shares owned by Bisell Investments of Florida, Inc., and 2,000,000 and 10,000,000 shares issuable pursuant to options that are immediately exercisable, have an exercise price of $0.20 and $0.041 per share and expire October 19, 2020 and December 30, 2021, respectively.  Mr. Quilliam’s ownership does not include 10,000,000 shares which he has the right to acquire under options that have not vested yet.  Mr. Quilliam serves as President of Bisell investments of Florida, Inc.

(8)

Thomas C. Ridenour’s ownership of Class A Common Stock consists of 91,172,278 shares owned outright, and 3,000,000 and 10,000,000 shares issuable pursuant to options that are immediately exercisable, have an exercise price of $0.20 and $0.041 per share and expire October 19, 2020 and December 30, 2021, respectively.   Mr. Ridenour’s ownership does not include 10,000,000 shares which he has the right to acquire under options that have not vested yet.

(9)

Mr. Breitkreuz’s ownership of Class A Common Stock consists of 14,970,182 shares owned outright, and 3,000,000 and 10,000,000 shares issuable pursuant to options that are immediately exercisable, have an exercise price of $0.20 and $0.041 per share and expire October 19, 2020 and December 30, 2021, respectively. Mr. Breitkreuz’s ownership does not include 10,000,000 shares which he has the right to acquire under options that have not vested yet.

(10)

Mr. Georges’ ownership of Class A Common Stock consists of 3,536,447 shares owned outright, 4,400 shares owned by a minor child, and 1,000,000 and 5,000,000 shares issuable pursuant to options that are immediately exercisable, have an exercise price of $0.20 and $0.041 per share and expire October 19, 2020 and December 30, 2021, respectively.  Mr. Georges’ ownership does not include 5,000,000 shares which he has the right to acquire under options that have not vested yet.

(11)

All shares of Class B Common Stock are owned outright, and there are no options or warrants to issue Class B Common Stock.

(12)

1001 3rd Ave., W., Bradenton, Florida 34209.

Securities Authorized for Issuance Under Equity Compensation Plans

The following table provides information as of December 31, 2012 about our outstanding compensation plans under which shares of stock have been authorized:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance (c)
Equity compensation plans approved by security holders
2010 Stock Option Plan	16,000,000	0.20	4,000,000

2010 Employee, Consultant and Advisor Stock Compensation Plan	20,000,000	0.118	--
2011 Stock Option Plan	75,000,000	0.041	--
2011 Employee, Consultant and Advisor Stock Compensation Plan	40,000,000	0.059	--

Equity compensation plans not approved by security holders
2012 Stock Option Plan	59,000,000	0.017	16,000,000
2012 Employee, Consultant and Advisor Stock Compensation Plan	31,891,112	0.017	8,108,888
Total	241,891,112	--	28,108,888

Related Party Transactions

Goldland Transactions

On October 11, 2007, GoldLand leased its mineral rights on War Eagle Mountain to us.  Under the lease, we are responsible for all mining activities on War Eagle Mountain, and we are obligated to pay GoldLand annual lease payments of $1,000,000, payable on a monthly basis, a monthly non-accountable expense reimbursement of $10,000 during any month in which ore is mined from the leased premises, and a royalty of 15% of all amounts we receive from the processing of ore mined from tailing piles on the premises or through shafts or adits located on the premises.  We have entered into various amendments to the lease which deferred lease payments and extended the lease term for an equal amount of time. The lease currently expires on October 1, 2026, although we have the right to extend the lease for an additional five years upon payment of a lease extension fee of $1,000,000.  All of the officers and directors of GoldLand are also officers and directors of us.

In October and November 2011, we issued 8,969,107 shares valued at $502,312 to various officers of Goldland (who are also our officers) to pay accrued compensation owed to them by Goldland. In 2012, we issued 51,095,553 shares valued at $1,657,978 to various officers of Goldland (who are also our officers) to pay compensation due to them by Goldland for the 2012 fiscal year. The value of the shares will be applied to amounts that we owe Goldland under the above-described lease.

As of December 31, 2012, GoldLand owed us $1,187,282.  As of December 31, 2011, GoldLand owed us $469,799.  The substantial balance owed by GoldLand to us resulted from the issuance of shares of our Class A Common Stock to officers of Goldland in payment of their accrued salary from GoldLand. The receivable will be applied to monthly rental payments that we owe GoldLand in the amount of $83,333 per month as they come due. The amounts are non-interest bearing, unsecured demand loans.

Sinker Tunnel Royalty

Under an agreement dated July 14, 2006 entered into by a prior owner of the Sinker Tunnel location, we are obligated to pay Bisell Investments, Inc. (“Bisell”) and New Vision Financial, Ltd. (“New Vision”) a total of 15% of the net smelter return or net refinery return of any ore which originates, terminates or was gained access through the Sinker Tunnel or the grounds of the Sinker Tunnel complex. New Vision is a significant stockholder of us.  Pierre Quilliam controls Bisell.

Loans by Officers

Pierre Quilliam has made loans to us from time to time.  The loans are non-interest bearing, unsecured demand loans.  The amount outstanding to Mr. Quilliam at December 31, 2012 and December 31, 2011 was $156,713 and $65,020, respectively.  The loans represent amounts paid by Mr. Quilliam on our behalf for expenses relating to various mill operating costs.  In addition, we owe Bisell $207,325.  Mr. Quilliam is President of Bisell.

Thomas C. Ridenour has made loans to us from time to time.  The loans are non-interest bearing, unsecured demand loans.  The amount outstanding to Mr. Ridenour at December 31, 2012 and December 31, 2011 was $45,378 and $0, respectively.

In November 2011, Denise Quilliam loaned us an aggregate amount of $58,755.  The loans were convertible into shares of Class B Common Stock at the market price of our Class A Common Stock on the date the loans were made.  In December 2011, Ms. Quilliam converted the loans into 1,481,098 shares of our Class B Common Stock.

Investments in Notes

From 2007 to 2012, we have issued various notes to investors to raise capital.  The notes have a term of two years, bear interest at 7% per annum payable monthly, and are convertible into Class A Common Stock at the market price on the date of issuance of the note.  Erna Breitkreuz, the mother of Allan Breitkreuz, has purchased $154,000 of convertible notes in the offering.  Sherrie Breitkreuz, the sister of Allan Breitkreuz, has purchased $13,000 of convertible notes in the offering.  Helmut Breitkreuz, the father of Allan Breitkreuz has purchased $100,000 of convertible notes in the offering.

Review, Approval and Ratification of Related Party Transactions

The board of directors has responsibility for establishing and maintaining guidelines relating to any related party transactions between us and any of our officers or directors. Under our Code of Ethics, any conflict of interest between a director or officer and us must be referred to the non-interested directors for approval. We intend to adopt written guidelines for the board of directors which will set forth the requirements for review and approval of any related party transactions.

Director Independence

Our common stock is currently quoted on the OTCBB.  Since the OTCBB does not have its own rules for director independence, we use the definition of independence established by the NYSE Amex (formerly the American Stock Exchange).  Under applicable NYSE Amex rules, a director will only qualify as an “independent director” if, in the opinion of our Board, that person does not have a relationship which would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

We periodically review the independence of each director. Pursuant to this review, our directors and officers, on an annual basis, are required to complete and forward to the Corporate Secretary a detailed questionnaire to determine if there are any transactions or relationships between any of the directors or officers (including immediate family and affiliates) and us. If any transactions or relationships exist, we then consider whether such transactions or relationships are inconsistent with a determination that the director is independent.  As this time, we have two independent directors, Lew Georges and Paul Parliament.  Our other directors are not independent.

Conflicts Relating to Officers and Directors

To date, we do not believe that there are any conflicts of interest involving our officers or directors, other than as disclosed above.  With respect to transactions involving real or apparent conflicts of interest, we have adopted policies and procedures which require that: (i) the fact of the relationship or interest giving rise to the potential conflict be disclosed or known to the directors who authorize or approve the transaction prior to such authorization or approval, (ii) the transaction be approved by a majority of our disinterested outside directors, and (iii) the transaction be fair and reasonable to us at the time it is authorized or approved by our directors.

BOARD RECOMMENDATION

Our Board believes that the election of the nominees for directors is in our and our shareholders’ best interests and recommends that the shareholders vote FOR the seven nominees.

PROPOSAL TWO: PROPOSAL TO APPROVE 2012 STOCK OPTION PLAN

 (Item 2 on Proxy Card)

Summary of the 2012 Stock Option Plan

The following description of certain features of the 2012 Stock Option Plan is intended to be a summary only.

Overview.   Our 2012 Stock Option Plan was adopted by our board of directors on December 12, 2012. The 2012 Stock Option Plan permits us to make grants of incentive stock options or non-qualified stock options. We initially reserved 75,000,000 shares of our common stock for the issuance of awards under the 2012 Stock Option Plan. Generally, shares that are forfeited or canceled from awards under the 2012 Stock Option Plan also will be available for future awards.

Plan Administration.   The 2012 Stock Option Plan may be administered by either our Board or any committee of our Board appointed to administer the 2012 Stock Option Plan (the “Administrator”). The Administrator has full power and authority to select the participants to whom awards will be granted, to make any combination of awards to participants, to accelerate the exercisability or vesting of any award and to determine the specific terms and conditions of each award, subject to the provisions of the 2012 Stock Option Plan. The 2012 Stock Option Plan is currently administered by our Board. Our practice is to have all recommendations of equity awards and approvals or amendments regarding the 2012 Stock Option Plan be approved by our board of directors.

Eligibility and Limitations on Grants.   All full-time and part-time officers, employees, non-employee directors and other key persons (including consultants and prospective employees) are eligible to participate in the 2012 Stock Option Plan, subject to the discretion of the Administrator.

Stock Options.   The 2012 Stock Option Plan permits the granting of (1) stock options intended to qualify as incentive stock options under Section 422 of the Code and (2) stock options that do not so qualify. Options granted under the 2012 Stock Option Plan will be non-qualified options if they fail to qualify as incentive options or exceed the annual limit on incentive stock options. Non-qualified options may be granted to any persons eligible to receive incentive options and to non-employee directors and key persons. The option exercise price of each option will be determined by the Administrator but may not be less than 100% of the fair market value of our common stock on the date of grant.

The term of each option will be fixed by the Administrator and may not exceed ten years from the date of grant. The Administrator will determine at what time or times each option may be exercised. Options may be made exercisable in installments and the exercisability of options maybe accelerated by the Administrator. Options may be exercised in whole or in part with written notice to the Company.

Upon exercise of options, the option exercise price must be paid in full either in cash, by certified or bank check or other instrument acceptable to the Administrator, or by delivery (or attestation to the ownership) of shares that are beneficially owned by the optionee. Subject to applicable law, the exercise price may also be delivered to the Company by a “cashless exercise” through a broker pursuant to irrevocable instructions to the broker from the optionee.

To qualify as incentive options, options must meet additional federal tax requirements, including a $100,000 limit on the value of shares subject to incentive options that first become exercisable by a participant in any one fiscal year and a shorter term and higher minimum exercise price in the case of certain large stockholders.

Exercise Price.   The exercise price of stock options awarded under the 2012 Stock Option Plan may not be less than the fair market value of our common stock on the date of the option grant and the term of each option may not exceed ten years from the date of grant. The Administrator will determine at what time or times each option may be exercised and, subject to the provisions of the 2012 Stock Option Plan, the period of time, if any, after retirement, death, disability or other termination of employment during which options may be exercised.

Transfers.    Unless the Administrator provides otherwise, our 2012 Stock Option Plan does not allow for the transfer of awards and only the recipient of an award may exercise an award during his or her lifetime.

Change in Control Provisions.   In the event of a merger, sale or dissolution, or a similar “sale event,” unless assumed or continued by any successor entity, all stock options and stock appreciation rights granted under the 2012 Stock Option Plan will automatically become fully exercisable, all other awards granted under the 2012 Stock Option Plan will become fully vested and non-forfeitable and awards with conditions and restrictions relating to the attainment of performance goals may become vested and non-forfeitable in connection with a sale event in the Administrator’s discretion. In addition, upon the effective time of any such sale event, the 2012 Stock Option Plan and all awards will terminate unless the parties to the transaction, in their discretion, provide for appropriate substitutions or assumptions of outstanding awards.

Duration, Amendment and Termination.   No awards may be granted under the 2012 Stock Option Plan after ten years from its adoption by the Board. Our Board adopted the 2012 Stock Option Plan on December 12, 2012. In addition, our Board may amend or discontinue the 2012 Stock Option Plan at any time, and our Administrator may amend or cancel any outstanding award for the purpose of satisfying changes in law or for any other lawful purpose. No such amendment may adversely affect the rights under any outstanding award without the holder’s consent. Other than in the event of a necessary adjustment in connection with a change in the Company’s stock or a merger or similar transaction, the Administrator may not “reprice” or otherwise reduce the exercise price of outstanding stock options or stock appreciation rights. Further, any material amendments to the 2012 Stock Option Plan will be subject to approval by our stockholders, including any amendment that (i) increases the number of shares available for issuance under the 2012 Stock Option Plan, (ii) expands the types of awards available under, the eligibility to participate in, or the duration of, the plan, (iii) materially changes the method of determining fair market value for purposes of the 2012 Stock Option Plan, (iv) is required by the rules of any exchange on which our common stock trades or is quoted, or (v) is required by the Code to ensure that incentive options are tax qualified.

Tax Withholding.   Participants in the 2012 Stock Option Plan are responsible for the payment of any Federal, state or local taxes that we are required by law to withhold upon any option exercise or vesting of other awards. Participants may elect to have the minimum tax withholding obligations satisfied either by authorizing us to withhold shares to be issued pursuant to an option exercise or other award, making a cash payment to us or subject to approval by the Administrator, by transferring to us shares having a value equal to the amount of such taxes.

Tax aspects under the code

The following is a summary of the principal federal income tax consequences of certain transactions under the 2012 Stock Option Plan. It does not describe all federal tax consequences under the 2012 Stock Option Plan, nor does it describe state or local tax consequences.

Incentive Options.   No taxable income is generally realized by the optionee upon the grant or exercise of an incentive option. If shares issued to an optionee pursuant to the exercise of an incentive option are sold or transferred after two years from the date of grant and after one year from the date of exercise, then (1) upon sale of such shares, any amount realized in excess of the option price (the amount paid for the shares) will be taxed to the optionee as a long-term capital gain, and any loss sustained will be a long-term capital loss, and (2) there will be no deduction for us for federal income tax purposes. The exercise of an incentive option will give rise to an item of tax preference that may result in alternative minimum tax liability for the optionee.

If shares acquired upon the exercise of an incentive option are disposed of prior to the expiration of the two-year and one-year holding periods described above (a “disqualifying disposition”), generally (a) the optionee will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares at exercise (or, if less, the amount realized on a sale of such shares ) over the option price thereof, and (b) we will be entitled to deduct such amount. Special rules will apply where all or a portion of the exercise price of the incentive option is paid by tendering shares.

If an incentive option is exercised at a time when it no longer qualifies for the tax treatment described above (e.g., if the holding periods described above are not satisfied), the option is treated as a non-qualified option. In addition, an incentive option will not be eligible for the tax treatment described above if it is exercised more than three months following termination of employment (or one year in the case of termination of employment by reason of disability). In the case of termination of employment by reason of death, the three-month rule does not apply.

Non-Qualified Options.   No income is realized by the optionee at the time the option is granted. Generally (i) at exercise, ordinary income is realized by the optionee in an amount equal to the difference between the option price and the fair market value of the shares on the date of exercise, and we receive a tax deduction for the same amount, and (ii) at disposition, appreciation or depreciation after the date of exercise is treated as either short-term or long-term capital gain or loss depending on how long the shares have been held. Special rules will apply where all or a portion of the exercise price of the non-qualified option is paid by tendering shares. Upon exercise, the optionee will also be subject to Social Security taxes on the excess of the fair market value over the exercise price of the option.

Parachute payments

The vesting of any portion of an option or other award that is accelerated due to the occurrence of a change in control may cause a portion of the payments with respect to such accelerated awards to be treated as “parachute payments” as defined in the Code. Any such parachute payments may be non-deductible to the Company, in whole or in part, and may subject the recipient to a non-deductible 20% federal excise tax on all or a portion of such payment (in addition to other taxes ordinarily payable).

Limitation on the Company’s deductions

As a result of Section 162(m) of the Code, the Company’s deduction for certain awards under the 2012 Stock Option Plan may be limited to the extent that the chief executive officer or other executive officer whose compensation is required to be reported in the summary compensation table receives compensation in excess of $1,000,000 a year (other than performance-based compensation that otherwise meets the requirements of Section 162(m) of the Code). Grants under the 2012 Stock Option Plan through the Reliance Period is exempt from the cap imposed by Section 162(m) of the Code. If stockholders approve Proposal 2, certain grants under the 2012 Stock Option Plan, including stock options subject to performance vesting, will qualify as performance-based compensation after the Reliance Period.

2012 Stock Option Plan benefits

The following table provides information with respect to the number of shares granted under the 2012 Stock Option Plan for the fiscal year ended December 31, 2012 to the Company’s chief executive officer, executive officers, non-employee directors and non-executive officers:

Name and Position	Dollar Value	Options Number	Average Exercise Price

Pierre Quilliam, Chairman and CEO	$ 143,962	10,000,000	$0.017
Denise Quilliam, Secretary and director	$ 71,981	5,000,000	$0.017
Christian Quilliam, COO and director	$ 143,962	10,000,000	$0.017
Allan Breitkreuz, VP and director	$ 143,962	10,000,000	$0.017
Thomas C. Ridenour, CFO	$ 143,962	10,000,000	$0.017
Pascale Tutt, VP	$ 71,981	5,000,000	$0.017
Executive officers as a group	$ 647,829	55,000,000	$0.017
Current directors who are not executive officers as a group	$ 143,962	10,000,000	$0.017
All employees, other than executive officers, as a group	$ -	-	$ -

Board Recommendation

The Board of Directors unanimously recommends that you vote FOR approval of the proposed Plan. The affirmative vote of holders of a majority of the all of the votes cast at a meeting at which a quorum is present is needed to approve the proposed Plan. Consequently, abstentions and broker non-votes with respect to Shares otherwise present at the Annual Meeting in person or by proxy will have no effect on the result of the vote although they will be considered present for purposes of determining the presence of a quorum.

PROPOSAL THREE: RATIFICATION OF APPOINTMENT OF W.T. UNIACK & CO. CPA’S P.C.

(Item 3 on Proxy Card)

Our Board has selected W.T. Uniack & Co. CPA's P.C. as our registered public accounting firm to audit our financial statements for the fiscal year ending December 31, 2013. W.T. Uniack & Co. CPA's P.C. has audited our financial statements since 2007. The affirmative vote of the holders of a majority of the shares of common stock voting on the matter at the meeting is necessary to approve the selection of W.T. Uniack & Co. CPA's P.C. as our registered public accounting firm and to authorize our Board to fix the remuneration to be paid to W.T. Uniack & Co. CPA's P.C. In the event of a negative vote, our Board will reconsider its selection. A representative of W.T. Uniack & Co. CPA's P.C. is not expected to be present at the meeting.

Principal Accountant Fees and Services

The following table summarizes the fees W.T. Uniack & Co. CPA's P.C., our registered public accounting firm for 2012 and 2011, billed to us for each of the last two fiscal years:

Fee Category	2012	2011
Audit Fees(1)	$25,000	$25,000
Audit-Related Fees (2)	-	-
Tax Fees (3)	-	-
All Other Fees (4)	-	-

Total Fees	$25,000	$25,000

(1)

Audit fees consist of fees for the audit of our financial statements, the review of the interim financial statements included in our quarterly reports on Form 10-Q, and other professional services provided in connection with statutory and regulatory filings or engagements.

(2)

Audit Related Fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of Silver Falcon Mining, Inc.’s consolidated financial statements and are not reported under "Audit Fees".

(3)

Tax Fees consist of fees billed for professional services for tax compliance, tax advice and tax planning.

(4)

All Other Fees consist of fees for products and services other than the services reported above. There were no management consulting services provided in fiscal 2012 or 2011.

Pre-Approval Policy and Procedures

Our Board has adopted policies and procedures relating to the approval of all audit and non-audit services that are to be performed by our registered public accounting firm. This policy generally provides that we will not engage our registered public accounting firm to render audit or non-audit services unless the service is specifically approved in advance by the full Board.

BOARD RECOMMENDATION

Our Board believes that the appointment of W.T. Uniack & Co. CPA's P.C. as our registered public accounting firm for the fiscal year ending December 31, 2013 is in our and our shareholders’ best interests and recommends that the shareholders vote FOR this proposal.

PROPOSAL FOUR: TO APPROVE, BY NON-BINDING VOTE, THE COMPENSATION OF EXECUTIVES TO APPROVE, BY NON-BINDING VOTE, THE COMPENSATION OF EXECUTIVE

(Item 4 on Proxy Card)

The Proposal

The “Executive Compensation” section of this Proxy Statement describes, among other things, the Company’s executive compensation policies and practices. A federal law passed in 2010 requires that shareholders be given the opportunity to express their approval of the compensation of Company executives, as disclosed in this Proxy Statement. Under the federal legislation that requires this vote, the shareholder vote is not binding on the Board of Directors or the Company and may not be construed as overruling any decision made by the Board or the Company and the legislation does not create or imply any change in the fiduciary duties owed by the Board. However, the Board of Directors values the views of shareholders and intends to take the outcome of this annual shareholder advisory vote into consideration when making future executive compensation decisions.

Therefore, at the Annual Meeting, shareholders will be given the opportunity to vote, on an advisory (non-binding) basis, to approve the compensation of the named executive officers as disclosed in this Proxy Statement under “Executive Compensation” and the “Summary Compensation Table”. This vote proposal is commonly known as a “say-on-pay” proposal and gives shareholders the opportunity to endorse or not endorse the executive pay program. This vote is not intended to address any specific item of executive compensation, but rather the overall compensation of the named executive officers and the policies and practices described in this Proxy Statement. Shareholders are encouraged to read the full details of the Company’s executive compensation program as described in this Proxy Statement.

The Company evaluates the compensation of its executives at least once each year to assess whether compensation policies and programs are achieving their primary objectives. Based on its most recent evaluation, the Board of Directors believe the Company’s executive compensation programs achieve these objectives, including aligning the interests of management with those of shareholders, and are therefore worthy of shareholder support. In determining how to vote on this proposal, shareholders should consider the following:

•

Independent Compensation Committee. Two of our seven directors are deemed independent. One of these independent directors serve on the Compensation Committee. Meetings of this Committee include executive sessions in which management is not present.

•

Stock Options. A significant percentage of executives’ compensation is paid in the form of stock options and stock grants that vest over one year periods.  These stock awards help align the executives’ interests with longer term shareholder returns and also serve to help retain the services of executives.

•	No Severance Payments. The Company does not have any agreements to pay any executives “golden parachute” or other executive severance payments upon termination.

•

Non-Cash Compensation. For the last several years, most of our executives have only received stock grants or stock options for compensation in an effort to conserve cash for the development of our Company.  As a result, we our compensation to our executives, as calculated under the relevant SEC and accounting rules, appears higher than it would be if we were able to pay cash compensation to our executives.

BOARD RECOMMENDATION

Our Board recommends a vote FOR the non-binding advisory resolution approving our executive compensation.

PROPOSAL FIVE: ADVISORY VOTE ON THE FREQUENCY OF AN ADVISORY VOTE ON EXECUTIVE COMPENSATION

(Item 5 on Proxy Card)

Section 14A(a)(2) of the Exchange Act, implementing Section 951 of the Dodd-Frank Act, enables our stockholders to select, on a non-binding, advisory basis, a preferred frequency with which we are to hold a stockholder vote to approve, on a non-binding, advisory basis, the compensation of our named executive officers. Upon effectiveness of the Actions, the following resolution shall be approved:

RESOLVED, the preferred frequency with which to hold stockholder advisory votes to approve, on a non-binding, advisory basis, compensation of named executive officers, is three years.

BOARD RECOMMENDATION

Our Board recommends a vote FOR three years as the preferred frequency of holding advisory votes on executive compensation.

OTHER MATTERS

Our Board does not know of any other matters that may come before the meeting. However, if any other matters are properly presented at the meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise act, in accordance with their judgment on such matters.

 All costs of solicitation of proxies will be borne by us. In addition to solicitations by mail, our directors, officers and regular employees, without additional remuneration, may solicit proxies by telephone and personal interviews. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting material to the owners of shares held in their names, and we will reimburse them for their reasonable out-of-pocket expenses incurred in connection with the distribution of proxy materials.

 Section 16(a) Beneficial Ownership Reporting Compliance

Based solely on our review of copies of reports filed by all of our officers, directors and 10% shareholders who are persons required to file reports pursuant to Section 16(a) of the Exchange Act, or written representations from those reporting persons, we believe that for the fiscal year ended December 31, 2012, the following officers and directors failed to file the following Forms 3, 4 or 5:

•

Pierre Quilliam, Denise Quilliam, Christian Quilliam, Thomas C. Ridenour, Allan Breitkreuz, Lewis Georges and Paul Parliament failed to file a timely Form 4 with respect to shares of Class A and Class B common stock that they received as compensation in 2012 and options that they received as compensation, but they timely filed a Form 5 reporting those transactions.

•

Tom Ridenour and Christian Quilliam failed to file a timely Form 4 reporting the sale of shares of Class A Common Stock, but filed a timely Form 5 reporting those transactions.

Householding of Annual Meeting Materials

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements, annual reports and notices of Internet availability of proxy materials. This means that only one copy of this proxy statement or our annual report or notice of Internet availability of proxy materials may have been sent to multiple shareholders in your household. We will promptly deliver a separate copy of these documents to you if you write or call us at the following address or phone number: Silver Falcon Mining, Inc., Attention: Denise Quilliam, 1001 3rd Ave., W., Bradenton, Florida 34205, (941) 761-7819. If you wish to receive separate copies of our proxy statement, annual report or notice of Internet availability of proxy materials in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker or other nominee record holder, or you may contact us at the above address and phone number.

Deadline for Submission of Shareholder Proposals for the 2013 Annual Meeting of Shareholders

Proposals of shareholders intended to be presented at the 2013 Annual Meeting of Shareholders pursuant to Rule 14a-8 promulgated under the Exchange Act must be received by us no later than April 11, 2013 (which is 120 calendar days before the anniversary of the date of this proxy statement) in order to be included in the proxy statement and form of proxy relating to that meeting.  Proposals must comply with the SEC proxy rules relating to shareholder proposals in order to be included in our proxy materials. All shareholder proposals should be sent to 1001 3rd Ave., W., Bradenton, Florida 34205, Attention: Corporate Secretary.

THE BOARD OF DIRECTORS ENCOURAGES SHAREHOLDERS TO ATTEND THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE. A PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE MEETING AND YOUR COOPERATION WILL BE APPRECIATED. SHAREHOLDERS OF RECORD WHO ATTEND THIS MEETING MAY VOTE THEIR STOCK PERSONALLY EVEN THOUGH THEY HAVE SENT IN THEIR PROXIES.

By Order of the Board of Directors,

/s/ Pierre Quilliam
Chairman of the Board

Bradenton, Florida

September 10, 2013

PROXY

SILVER FALCON MINING, INC.

1001 3RD AVE., W.,

BRADENTON, FL 34205

ANNUAL MEETING OF STOCKHOLDERS, FRIDAY, OCTOBER 4, 2013

(This Proxy is Solicited on Behalf of the Board of Directors)

The undersigned hereby appoints Pierre Quilliam, as Proxy, with the power to appoint his substitute, and hereby authorizes him to represent and to vote, as designated below, all the shares of common stock of Silver Falcon Mining, Inc. held of record by the undersigned on August 5, 2013 at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held at 14877 Silver City Road, Murphy, Idaho 83650 at 1:00 p.m. Mountain Time, on October 4, 2013 and at any adjournments or postponements thereof. Directions to the meeting location in order to attend the Annual Meeting may be obtained by calling (757) 306-6090.  The undersigned also acknowledges receipt of the Notice of the Annual Meeting of Stockholders, the proxy statement and the annual report on Form 10-K/A for the year ended December 31, 2012, which were furnished with this proxy.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON OCTOBER 4, 2013:
THE PROXY STATEMENT AND ANNUAL REPORT TO SECURITY HOLDERS ARE AVAILABLE AT
HTTP://MATERIALS.PROXYVOTE.COM/82771R

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR the director nominee and FOR each of the other proposals set forth hereon.

1.	ELECTION OF DIRECTORS as follows:

	NOMINEE: Pierre Quilliam	o FOR	o WITHHOLD

	NOMINEE: Allan Breitkreuz	o FOR	o WITHHOLD

	NOMINEE: Christian Quilliam	o FOR	o WITHHOLD

	NOMINEE: Denise Quilliam	o FOR	o WITHHOLD

	NOMINEE: Lewis Georges	o FOR	o WITHHOLD

	NOMINEE: Thomas Ridenour	o FOR	o WITHHOLD

	NOMINEE: Paul Parliament	o FOR	o WITHHOLD

2.	PROPOSAL TO APPROVE 2012 STOCK OPTION PLAN

	o FOR	o AGAINST	o ABSTAIN

3.	RATIFICATION OF APPOINTMENT OF THE W.T. UNIACK & CO. CPA’s P.C., AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2013

	o FOR	o AGAINST	o ABSTAIN

4.	TO APPROVE, BY NON-BINDING VOTE, THE COMPENSATION OF EXECUTIVES.

	o FOR	o AGAINST	o ABSTAIN

5.	TO APPROVE THREE YEARS AS THE PREFERRED CYCLE FOR HOLDING ADVISORY VOTES ON EXECUTIVE COMPENSATION

	o FOR	o AGAINST	o ABSTAIN
4.

In their discretion, the Proxies are authorized to vote upon all other matters as may properly come before the Annual Meeting and any adjournments or postponements thereof, provided that discretionary voting on such other matters is permitted by applicable rules and regulations.

MARK HERE FOR ADDRESS CHANGE AND INDICATE NEW ADDRESS	o

MARK HERE IF YOU PLAN TO ATTEND THE MEETING	o

Share:

Name:		Acct #:

Address:
Signature

	Signature	Date:

NOTE: This proxy must be signed exactly as your name appears hereon. Executors, administrators, trustees, etc., should give full title as such. If the stockholder is a corporation, a duly authorized officer should sign on behalf of the corporation and should indicate his or her title.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY BY USING THE ENCLOSED ENVELOPE.